Acquisitions	12 Months Ended
Dec. 31, 2011
Joint Venture And Acquisition [Abstract]
Acquisitions
Acquisitions

On November 30, 2011, the Company acquired GSI Holdings Corp. (“GSI”) for $932.2 million, net of approximately $27.9 million cash acquired. GSI, headquartered in Assumption, Illinois, is a leading manufacturer of grain storage and protein production systems. GSI sells its products globally through independent dealers. The acquisition of GSI provides the Company with strong positions in grain storage and protein production and the opportunity to benefit from increases in global grain production and protein demand. The acquisition was financed by the issuance of $300.0 million of 5 7/8% senior notes and the Company's new credit facility (Note 7). The Company paid $929.7 million of the purchase price during December 2011. As a result of the acquisition, the Company recorded a tax benefit of approximately $149.3 million within “Income tax (benefit) provision” in the Company's Consolidated Statement of Operations for the year ended December 31, 2011, resulting from a reversal of a portion of its previously established deferred tax valuation allowance. The reversal was required to offset deferred tax liabilities established as part of the acquisition accounting for GSI relating to acquired amortizable intangible assets (Note 6). The preliminary fair values of the assets acquired and liabilities assumed as of the acquisition date are presented in the following table (in millions):

Current assets:
Cash and cash equivalents	$27.9
Accounts receivable	63.1
Inventories	71.7
Deferred tax and other current assets	53.3
Total current assets acquired	216.0
Property, plant and equipment	72.0
Intangible assets	438.5
Goodwill	533.9
Other noncurrent assets	2.8
Total assets acquired	1,263.2
Current liabilities:
Accounts payable and accrued expenses	107.9
Other current liabilities	25.7
Total current liabilities assumed	133.6
Deferred tax liabilities	164.1
Long-term debt and other noncurrent liabilities	5.4
Total liabilities assumed	303.1
Net assets acquired	$960.1

On November 30, 2011, the Company acquired 80% of Dafeng for approximately 172.0 million yuan (or approximately $27.0 million). The Company acquired approximately $17.1 million of cash and assumed approximately $41.1 million of current indebtedness associated with the transaction. Dafeng is located in Yanzhou, China and manufactures a complete range of corn, grain, rice and soybean harvesting machines for Chinese domestic markets. The acquisition was funded with available cash on hand. The fair value of the noncontrolling interest in Dafeng of $4.6 million was recorded within “Noncontrolling interests” in the Company’s Consolidated Balance Sheet as of December 31, 2011.

On March 3, 2011, the Company acquired the remaining 50% interest of Laverda SpA (“Laverda”) for approximately €63.8 million, net of approximately €1.2 million cash acquired (or approximately $88.3 million, net). Laverda, previously an operating joint venture between AGCO and the Italian ARGO group, is located in Breganze, Italy and manufactures harvesting equipment. In addition to producing Laverda-branded combines, the Breganze factory manufactures mid-range combine harvesters for the Company’s Massey Ferguson, Fendt and Challenger brands for distribution in Europe, Africa and the Middle East. The Company’s 100% ownership of Laverda includes ownership in Fella-Werke GMBH, a German manufacturer of grass and hay machinery. The acquisition was funded with available cash on hand. In addition, as a result of the acquisition, the Company recorded a gain of approximately $0.7 million on the remeasurement of the previously held equity interest within the Company’s Consolidated Statement of Operations for the year ended December 31, 2011. The fair value of the 50% previously held equity interest as of the acquisition date was approximately €53.6 million (or approximately $74.2 million). The fair value assessment was determined based on various valuation techniques including market multiples and discounted cash flow projections.

On January 3, 2011, the Company acquired 50% of AGCO-Amity JV for approximately $25.0 million, net of approximately $5.0 million cash acquired, thereby creating a joint venture between the Company and Amity Technology LLC. The joint venture had approximately $6.2 million of indebtedness as of the date of acquisition. AGCO-Amity JV is located in North Dakota and manufactures air-seeding and tillage equipment. The investment was funded with available cash on hand. As the Company has a controlling voting interest to direct the activities that most significantly impact the joint venture, the Company has consolidated the joint venture’s operations in the Company’s Consolidated Financial Statements commencing as of and from the date of the formation of the joint venture. The goodwill and other identifiable intangible assets recorded represent 100% of the value of these assets within the joint venture’s financial position. The fair value of the noncontrolling interest in AGCO-Amity JV of $30.0 million was recorded within “Noncontrolling Interests” in the Company’s Consolidated Balance Sheet as of December 31, 2011.

The results of operations for the GSI, Dafeng, Laverda and AGCO-Amity JV acquisitions have been included in the Company’s Consolidated Financial Statements as of and from the dates of the respective acquisitions. The Company allocated the purchase price of each acquisition to the assets acquired and liabilities assumed based on preliminary estimates of their fair values as of the respective acquisition dates. In general, the acquired assets of the Dafeng, Laverda and AGCO-Amity JV acquisitions consisted primarily of accounts receivable, property, plant and equipment, inventories and other identifiable intangible assets. The liabilities assumed generally consisted of accounts payable and current indebtedness.
The acquired other identifiable intangible assets associated with the GSI, Dafeng, Laverda and AGCO-Amity JV acquisitions are summarized collectively in the following table (in millions):

Intangible Asset	Amount	Weighted-Average Useful Life
Distribution network	$394.0	14	years
Tradenames and trademarks	80.0	17	years
Technology	36.5	13	years
Land use rights	8.5	45	years
	$519.0

The Company recorded approximately $606.6 million of goodwill associated with the acquisitions of GSI, Dafeng, Laverda and AGCO-Amity JV. This goodwill generally results from the value of the cash flows expected to be generated in the future compared to the asset intensity of each business. None of the goodwill recognized is expected to be deductible for income tax purposes. The goodwill recorded is reported as follows in the Company’s geographical reportable segments:

Geographical Reportable Segment
North America	$412.8
South America	38.3
Europe/Africa/Middle East	67.2
Rest of World	88.3
$606.6

On December 15, 2010, the Company acquired Sparex for approximately £51.6 million, net of approximately £2.7 million cash acquired (or approximately $81.5 million, net). Sparex, headquartered in Exeter, United Kingdom, is a global distributor of accessories and tractor replacement parts serving the agricultural aftermarket, with operations in 17 countries. The acquisition was financed with available cash on hand. The Company allocated the purchase price to the assets acquired and liabilities assumed based on their fair values as of the acquisition date. The acquired net assets consisted primarily of accounts receivable, property, plant and equipment, inventories, tradenames, trademarks and other identifiable intangible assets. The Company recorded approximately $28.6 million of tradename, trademark and customer relationship intangible assets and
$25.9 million of goodwill associated with the acquisition of Sparex. The goodwill recorded was reported within the Company’s Europe/Africa/Middle East geographical reportable segment.

The acquired other identifiable intangible assets of Sparex are summarized in the following table (in millions):

Intangible Asset	Amount	Weighted-Average Useful Life
Customer relationships	$23.8	12	years
Tradenames and trademarks	4.8	30	years
	$28.6

The following unaudited pro forma data summarizes the results of operations for the years ended December 31, 2011 and 2010, respectively, as if the GSI, Dafeng, Laverda AGCO-Amity JV and Sparex acquisitions had occurred as of
January 1, 2010. The unaudited pro forma information does not reflect the impact of future events that may occur after the acquisition, including, but not limited to, anticipated cost savings from operating synergies. The unaudited pro forma financial information has been adjusted to give effect to adjustments that are directly related to the business combination, factually supportable, and expected to have a continuing impact. The adjustments include the application of the Company’s accounting policies, depreciation and amortization related to fair value adjustments to property, plant and equipment, intangible assets and inventory, tax-related adjustments and the impact of the Company’s issuance of $300.0 million of 5 7/8% senior notes and new credit facility, which were used to finance the acquisition of GSI. This unaudited pro forma information has been prepared for comparative purposes only and does not purport to represent what the results of operations of the Company actually would have been had the transactions occurred on the date indicated or what the results of operations may be in any future period (in millions, except per share data):

	Year Ended December 31,
	2011	2010
Net sales	$9,512.7	$7,939.9
Net income attributable to AGCO Corporation and subsidiaries	626.6	210.4
Net income per common share attributable to AGCO Corporation and subsidiaries:
Basic	$6.55	$2.27
Diluted	$6.39	$2.18

The Company recorded approximately $249.4 million of net sales and approximately $2.5 million of net income for GSI, Dafeng, Laverda and AGCO-Amity JV since their respective acquisition dates in its Consolidated Statement of Operations for the year ended December 31, 2011.